SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2004

STEEL DYNAMICS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804
(Address of principal executive officers) (Zip Code)

Registrant’s telephone number, including area code: 260-459-3553

(Former name or former address, if changed since last report)

Not Applicable

Item 9. Regulation FD Disclosure.

On March 24, 2004, Steel Dynamics, Inc. issued a press release entitled “Steel Dynamics Plans Building Systems Expansion in Southeastern U.S.” The full text of the press release is furnished herewith and attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

	By:	/s/ Tracy L. Shellabarger
Tracy L. Shellabarger
Date: March 24, 2004		Title: Secretary